	Commerce Bancorp, Inc. and Subsidiaries Consolidated Balance Sheets
	(unaudited)

		June 30,	March 31,	Linked Quarter	June 30,
	(dollars in thousands)	2005	2005	% Change	2004	% Change

Assets	Cash and due from banks	$1,400,346	$1,066,051	31%	$1,081,459	29%
	Federal funds sold	13,700	10,000	37	8,500	61
	Cash and cash equivalents	1,414,046	1,076,051	31	1,089,959	30
	Loans held for sale	314,437	64,087	391	41,047	666
	Trading securities	183,894	206,113	(11)	182,105	1
	Securities available for sale	7,676,837	7,950,643	(3)	12,131,104	(37)
	Securities held to maturity	11,708,266	11,292,995	4	3,772,204	210
	Loans:
	Commercial real estate:
	Investor developer	1,626,886	1,553,908	5	1,308,103	24
	Residential construction	245,369	225,239	9	174,431	41
		1,872,255	1,779,147	5	1,482,534	26
	Commercial loans:
	Term	1,505,965	1,376,663	9	1,111,848	35
	Line of credit	1,343,279	1,221,096	10	1,046,104	28
	Demand	24,000	0	0	0	0
		2,873,244	2,597,759	11	2,157,952	33
	Owner-occupied	2,229,453	2,100,289	6	1,805,336	23
		5,102,697	4,698,048	9	3,963,288	29
	Consumer:
	Mortgages (1-4 family residential)	1,443,602	1,447,365	(0)	1,111,049	30
	Installment	167,663	134,965	24	134,710	24
	Home equity	2,024,130	1,845,963	10	1,573,454	29
	Credit lines	78,370	70,405	11	65,421	20
		3,713,765	3,498,698	6	2,884,634	29
	Total loans	10,688,717	9,975,893	7	8,330,456	28
	Less allowance for loan losses	141,325	139,289	1	124,688	13
		10,547,392	9,836,604	7	8,205,768	29
	Bank premises and equipment, net	1,135,035	1,077,488	5	906,455	25
	Other assets	383,029	365,995	5	410,029	(7)
	Total assets	$33,362,936	$31,869,976	5%	$26,738,671	25%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,540,381	$6,877,932	10%	$5,622,574	34%
	Interest-bearing	11,966,515	12,402,424	(4)	9,632,178	24
	Savings	7,504,035	6,811,580	10	5,597,767	34
	Time	3,508,132	3,396,022	3	3,209,229	9
	Total deposits	30,519,063	29,487,958	3	24,061,748	27

	Other borrowed money	567,346	136,251	316	944,040	(40)
	Other liabilities	227,036	339,808	(33)	204,768	11
	Long-term debt	200,000	200,000	0	200,000	0
		31,513,445	30,164,017	4	25,410,556	24

Stockholders'	Common stock	164,178	162,431	1	78,658	109
Equity	Capital in excess of par value	1,024,851	988,848	4	936,539	9
	Retained earnings	664,803	603,338	10	446,260	49
	Accumulated other comprehensive (loss) income	8,390	(35,927)	(123)	(122,003)	(107)
		1,862,222	1,718,690	8	1,339,454	39

	Less treasury stock, at cost	12,731	12,731	0	11,339	12
	Total stockholders' equity	1,849,491	1,705,959	8	1,328,115	39
	Total liabilities and stockholders' equity	$33,362,936	$31,869,976	5%	$26,738,671	25%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	(dollars in thousands)	June 30,		March 31, 2005			June 30, 2004
		2005	Actual	$ Change	% Change	Actual	$ Change	% Change

Assets	Cash and due from banks	$1,400,346	$1,066,051	$334,295	31%	$1,081,459	$318,887	29%
	Federal funds sold	13,700	10,000	3,700	37	8,500	5,200	61
	Cash and cash equivalents	1,414,046	1,076,051	337,995	31	1,089,959	324,087	30
	Loans held for sale	314,437	64,087	250,350	391	41,047	273,390	666
	Trading securities	183,894	206,113	(22,219)	(11)	182,105	1,789	1
	Securities available for sale	7,676,837	7,950,643	(273,806)	(3)	12,131,104	(4,454,267)	(37)
	Securities held to maturity	11,708,266	11,292,995	415,271	4	3,772,204	7,936,062	210

	Loans	10,688,717	9,975,893	712,824	7	8,330,456	2,358,261	28
	Less allowance for loan losses	141,325	139,289	2,036	1	124,688	16,637	13
		10,547,392	9,836,604	710,788	7	8,205,768	2,341,624	29
	Reserve %	1.32%	1.40%			1.50%
	Bank premises and equipment, net	1,135,035	1,077,488	57,547	5	906,455	228,580	25
	Other assets	383,029	365,995	17,034	5	410,029	(27,000)	(7)
	Total assets	$33,362,936	$31,869,976	$1,492,960	5%	$26,738,671	$6,624,265	25%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,540,381	$6,877,932	$662,449	10%	$5,622,574	$1,917,807	34%
	Interest-bearing	11,966,515	12,402,424	(435,909)	(4)	9,632,178	2,334,337	24
	Savings	7,504,035	6,811,580	692,455	10	5,597,767	1,906,268	34
	Time	3,508,132	3,396,022	112,110	3	3,209,229	298,903	9
	Total deposits	30,519,063	29,487,958	1,031,105	3	24,061,748	6,457,315	27

	Core deposits	29,624,831	28,058,156	1,566,675	6	23,108,553	6,516,278	28

	Total other liabilities	994,382	676,059	318,323	47	1,348,808	(354,426)	(26)
		31,513,445	30,164,017	1,349,428	4	25,410,556	6,102,889	24

Stockholders' Equity		1,849,491	1,705,959	143,532	8	1,328,115	521,376	39

	Total liabilities and stockholders' equity	$33,362,936	$31,869,976	$1,492,960	5%	$26,738,671	$6,624,265	25%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		June 30,	December 31,
	(dollars in thousands)	2005	2004

Assets	Cash and due from banks	$1,400,346	$1,050,806
	Federal funds sold	13,700	0
	Cash and cash equivalents	1,414,046	1,050,806
	Loans held for sale	314,437	44,072
	Trading securities	183,894	169,103
	Securities available for sale	7,676,837	8,044,150
	Securities held to maturity	11,708,266	10,463,658
	(market value 06/05-$11,692,632; 2004-$10,430,451)
	Loans	10,688,717	9,454,611
	Less allowance for loan losses	141,325	135,620
		10,547,392	9,318,991
	Bank premises and equipment, net	1,135,035	1,059,519
	Other assets	383,029	351,346
	Total assets	$33,362,936	$30,501,645

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,540,381	$6,406,614
	Interest-bearing	11,966,515	11,604,066
	Savings	7,504,035	6,490,263
	Time	3,508,132	3,157,942
	Total deposits	30,519,063	27,658,885

	Other borrowed money	567,346	661,195
	Other liabilities	227,036	315,860
	Long-term debt	200,000	200,000
		31,513,445	28,835,940
Stockholders'	Common stock, 164,178,009 shares issued (160,635,618 shares in 2004)	164,178	160,636
Equity	Capital in excess of par value	1,024,851	951,476
	Retained earnings	664,803	543,978
	Accumulated other comprehensive (loss) income	8,390	20,953
		1,862,222	1,677,043

	Less treasury stock, at cost, 838,758 shares (795,610 shares in 2004)	12,731	11,338
	Total stockholders' equity	1,849,491	1,665,705

	Total liabilities and stockholders' equity	$33,362,936	$30,501,645

	Commerce Bancorp, Inc. and Subsidiaries
	Consolidated Statements of Income
	(unaudited)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
	(dollars in thousands, except per share amounts)	2005	2004	% Change	2005	2004	% Change

Interest	Interest and fees on loans	$161,839	$113,947	42%	$307,057	$222,160	38%
income	Interest on investments	234,970	177,929	32	459,916	341,428	35
	Other interest	889	154	477	1,205	494	144
	Total interest income	397,698	292,030	36	768,178	564,082	36

Interest	Interest on deposits:
expense	Demand	53,755	18,729	187	100,426	34,672	190
	Savings	23,258	10,216	128	42,338	18,002	135
	Time	22,281	14,264	56	40,679	28,907	41
	Total interest on deposits	99,294	43,209	130	183,443	81,581	125
	Interest on other borrowed money	6,917	1,052	558	11,327	1,500	655
	Interest on long-term debt	3,020	3,020	0	6,040	6,040	0
	Total interest expense	109,231	47,281	131	200,810	89,121	125

	Net interest income	288,467	244,749	18	567,368	474,961	19
	Provision for loan losses	4,500	10,748	(58)	10,750	20,248	(47)
	Net interest income after provision for loan losses	283,967	234,001	21	556,618	454,713	22

Noninterest	Deposit charges and service fees	68,802	52,717	31	128,766	98,198	31
income	Other operating income	42,152	38,923	8	84,769	79,250	7
	Net investment securities gains	4,689	635	638	5,797	1,059	447
	Total noninterest income	115,643	92,275	25	219,332	178,507	23

	Total Revenues	404,110	337,024	20	786,700	653,468	20

Noninterest	Salaries and benefits	127,552	104,110	23	246,853	201,450	23
expense	Occupancy	39,110	27,949	40	77,103	56,059	38
	Furniture and equipment	28,895	27,001	7	57,821	51,180	13
	Office	12,577	10,920	15	25,254	21,840	16
	Marketing	8,456	9,278	(9)	14,257	17,974	(21)
	Other	61,909	46,997	32	115,617	90,002	28
	Total noninterest expenses	278,499	226,255	23	536,905	438,505	22

	Income before income taxes	121,111	100,021	21	239,045	194,715	23
	Provision for federal and state income taxes	41,702	33,786	23	82,499	66,505	24
	Net income	$79,409	$66,235	20%	$156,546	$128,210	22%

	Net income per common and common equivalent share:
	Basic	$0.49	$0.42	17%	$0.97	$0.82	18%
	Diluted	$0.46	$0.40	15	$0.91	$0.77	18
	Average common and common equivalent shares outstanding:
	Basic	162,287	155,960	4	161,547	155,144	4
	Diluted	177,202	172,520	3	176,724	171,787	3
	Cash dividends, common stock	$0.11	$0.10	10%	$0.22	$0.19	16%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		June 30,	March 31,		June 30,
	(dollars in thousands, except per share amounts)	2005	2005	% Change	2004	% Change

Interest	Interest and fees on loans	$161,839	$145,218	11%	$113,947	42%
income	Interest on investments	234,970	224,946	4	177,929	32
	Other interest	889	316	181	154	477
	Total interest income	397,698	370,480	7	292,030	36

Interest	Interest on deposits:
expense	Demand	53,755	46,671	15	18,729	187
	Savings	23,258	19,080	22	10,216	128
	Time	22,281	18,398	21	14,264	56
	Total interest on deposits	99,294	84,149	18	43,209	130
	Interest on other borrowed money	6,917	4,410	57	1,052	558
	Interest on long-term debt	3,020	3,020	0	3,020	0
	Total interest expense	109,231	91,579	19	47,281	131

	Net interest income	288,467	278,901	3	244,749	18
	Provision for loan losses	4,500	6,250	(28)	10,748	(58)
	Net interest income after provision for loan losses	283,967	272,651	4	234,001	21

Noninterest	Deposit charges and service fees	68,802	59,964	15	52,717	31
income	Other operating income	42,152	42,617	(1)	38,923	8
	Net investment securities gains	4,689	1,108	323	635	638
	Total noninterest income	115,643	103,689	12	92,275	25

	Total Revenues	404,110	382,590	6	337,024	20

Noninterest	Salaries and benefits	127,552	119,301	7	104,110	23
expense	Occupancy	39,110	37,993	3	27,949	40
	Furniture and equipment	28,895	28,926	(0)	27,001	7
	Office	12,577	12,677	(1)	10,920	15
	Marketing	8,456	5,801	46	9,278	(9)
	Other	61,909	53,708	15	46,997	32
	Total noninterest expenses	278,499	258,406	8	226,255	23

	Income before income taxes	121,111	117,934	3	100,021	21
	Provision for federal and state income taxes	41,702	40,797	2	33,786	23
	Net income	$79,409	$77,137	3%	$66,235	20%

	Net income per common and common equivalent share:
	Basic	$0.49	$0.48	2%	$0.42	17%
	Diluted	$0.46	$0.45	2	$0.40	15
	Average common and common equivalent shares outstanding:
	Basic	162,287	160,798	1	155,960	4
	Diluted	177,202	176,323	0	172,520	3
	Cash dividends, common stock	$0.11	$0.11	0%	$0.10	10%

	Return on average assets	0.97%	0.99%		1.03%
	Return on average equity	17.68	17.98		19.86

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,

	2005	2004	Change	2005	2004	Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$288,467	$244,749	18%	$567,368	$474,961	19%
Provision for loan losses	4,500	10,748	(58)	10,750	20,248	(47)
Noninterest income	115,643	92,275	25	219,332	178,507	23
Total revenues	404,110	337,024	20	786,700	653,468	20
Noninterest expense	278,499	226,255	23	536,905	438,505	22
Net income	79,409	66,235	20	156,546	128,210	22

Per Share Data:
Net income - Basic	$0.49	$0.42	17%	$0.97	$0.82	18%
Net income - Diluted	0.46	0.40	15	0.91	0.77	18

Book value - Basic				$11.32	$8.49	33%
Book value - Diluted if converted				11.48	8.82	30

Revenue per share - Diluted	$9.12	$7.81	17%	$8.90	$7.61	17%

Weighted Average Shares Outstanding:
Basic	162,287	155,960		161,547	155,144
Diluted	177,202	172,520		176,724	171,787

Balance Sheet Data:

Total assets				$33,362,936	$26,738,671	25%
Loans (net)				10,547,392	8,205,768	29
Allowance for loan losses				141,325	124,688	13
Securities available for sale				7,676,837	12,131,104	(37)
Securities held to maturity				11,708,266	3,772,204	210
Total deposits				30,519,063	24,061,748	27
Core deposits				29,624,831	23,108,553	28
Convertible Trust Capital Securities - Commerce Capital Trust II				200,000	200,000	-
Stockholders' equity				1,849,491	1,328,115	39

Capital:

Stockholders' equity to total assets				5.54%	4.97%

Risk-based capital ratios:
Tier I				12.41	12.37
Total capital				13.31	13.31

Leverage ratio				6.20	6.33

Performance Ratios:

Cost of funds	1.46%	0.81%		1.39%	0.80%
Net interest margin	3.93	4.29		3.98	4.34
Return on average assets	0.97	1.03		0.98	1.04
Return on average total stockholders' equity	17.68	19.86		17.82	18.87

The following summary presents information regarding non-performing loans and assets as of June 30, 2005 and the preceding four quarters (dollar amounts in thousands).

	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004
Non-accrual loans:
Commercial	$20,467	$18,376	$17,874	$22,647	$17,382
Consumer	8,641	8,723	10,138	9,784	11,675
Commercial real estate:
Construction	178	178	-	-	-
Mortgage	3,086	1,290	1,317	1,251	675
Total non-accrual loans	32,372	28,567	29,329	33,682	29,732

Restructured loans:
Commercial	3,326	3,422	3,518	3,614	1
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	3,326	3,422	3,518	3,614	1

Total non-performing loans	35,698	31,989	32,847	37,296	29,733

Other real estate	349	777	626	972	653

Total non-performing assets	36,047	32,766	33,473	38,268	30,386

Loans past due 90 days or more
and still accruing	165	233	602	614	318

Total non-performing assets and
loans past due 90 days or more	$36,212	$32,999	$34,075	$38,882	$30,704

Total non-performing loans as a
percentage of total period-end
loans	0.33%	0.32%	0.35%	0.42%	0.36%

Total non-performing assets as a
percentage of total period-end assets	0.11%	0.10%	0.11%	0.13%	0.11%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.11%	0.10%	0.11%	0.14%	0.11%

Allowance for loan losses as a
percentage of total non-performing
loans	396%	435%	413%	353%	419%

Allowance for loan losses as a percentage
of total period-end loans	1.32%	1.40%	1.43%	1.48%	1.50%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for loan losses	2%	2%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data: (dollar amounts in thousands)

					Year
	Three Months Ended		Six Months Ended		Ended
	06/30/05	06/30/04	06/30/05	06/30/04	12/31/04

Balance at beginning of period	$139,289	$117,329	$135,620	$112,057	$112,057
Provisions charged to operating expenses	4,500	10,748	10,750	20,248	39,238
	143,789	128,077	146,370	132,305	151,295

Recoveries on loans charged-off:
Commercial	339	104	990	260	1,000
Consumer	254	101	1,087	371	1,123
Commercial real estate	-	1	50	48	52
Total recoveries	593	206	2,127	679	2,175

Loans charged-off:
Commercial	(1,213)	(2,675)	(3,815)	(4,998)	(9,416)
Consumer	(915)	(916)	(2,402)	(1,676)	(6,733)
Commercial real estate	(929)	(4)	(955)	(1,622)	(1,701)
Total charge-offs	(3,057)	(3,595)	(7,172)	(8,296)	(17,850)
Net charge-offs	(2,464)	(3,389)	(5,045)	(7,617)	(15,675)

Balance at end of period	$141,325	$124,688	$141,325	$124,688	$135,620

Net charge-offs as a percentage of
average loans outstanding	0.09%	0.17%	0.10%	0.19%	0.19%

Net Reserve Additions	$2,036	$7,359	$5,705	$12,631	$23,563

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	June 2005			March 2005			June 2004
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$18,821,647	$231,275	4.93%	$18,192,721	$221,886	4.95%	$14,747,643	$173,678	4.74%
Tax-exempt	374,448	3,257	3.49	405,771	3,313	3.31	290,200	4,465	6.19
Trading	178,037	2,427	5.47	111,732	1,395	5.06	174,578	2,075	4.78
Total investment securities	19,374,132	236,959	4.91	18,710,224	226,594	4.91	15,212,421	180,218	4.76
Federal funds sold	117,491	889	3.03	50,311	316	2.55	62,357	154	0.99
Loans
Commercial mortgages	3,707,963	59,684	6.46	3,527,626	55,095	6.33	3,021,768	45,333	6.03
Commercial	2,569,001	41,417	6.47	2,327,438	35,581	6.20	1,961,351	25,477	5.22
Consumer	3,720,529	55,819	6.02	3,423,574	49,974	5.92	2,767,826	39,079	5.68
Tax-exempt	426,032	7,568	7.12	391,510	7,028	7.28	335,505	6,243	7.48
Total loans	10,423,525	164,488	6.33	9,670,148	147,678	6.19	8,086,450	116,132	5.78

Total earning assets	$29,915,148	$402,336	5.39%	$28,430,683	$374,588	5.35%	$23,361,228	$296,504	5.10%

Sources of Funds
Interest-bearing liabilities
Savings	$7,082,969	$23,258	1.32%	$6,558,587	$19,080	1.18%	$5,276,657	$10,216	0.78%
Interest bearing demand	12,094,680	53,755	1.78	11,924,947	46,671	1.59	9,643,771	18,729	0.78
Time deposits	2,668,791	16,085	2.42	2,566,074	13,740	2.17	2,507,526	11,378	1.82
Public funds	828,305	6,196	3.00	781,282	4,658	2.42	856,683	2,886	1.35
Total deposits	22,674,745	99,294	1.76	21,830,890	84,149	1.56	18,284,637	43,209	0.95

Other borrowed money	845,462	6,917	3.28	703,223	4,410	2.54	523,931	1,052	0.81
Long-term debt	200,000	3,020	6.06	200,000	3,020	6.12	200,000	3,020	6.07
Total deposits and interest-bearing liabilities	23,720,207	109,231	1.85	22,734,113	91,579	1.63	19,008,568	47,281	1.00

Noninterest-bearing funds (net)	6,194,941			5,696,570			4,352,660
Total sources to fund earning assets	$29,915,148	109,231	1.46	$28,430,683	91,579	1.31	$23,361,228	47,281	0.81

Net interest income and
margin tax-equivalent basis		$293,105	3.93%		$283,009	4.04%		$249,223	4.29%

Other Balances
Cash and due from banks	$1,241,372			$1,180,375			$1,163,942
Other assets	1,749,133			1,625,412			1,419,098
Total assets	32,763,128			31,096,724			25,822,157
Total deposits	29,661,511			28,220,513			23,541,453
Demand deposits (noninterest-bearing)	6,986,766			6,389,623			5,256,816
Other liabilities	259,873			256,677			222,779
Stockholders' equity	1,796,282			1,716,311			1,333,994
Allowance for loan losses	142,525			139,746			122,111

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2005	2004	2005	2004
Basic:
Net income applicable to common stock	$79,409	$66,235	$156,546	$128,210

Average common shares outstanding	162,287	155,960	161,547	155,144

Net income per common share	$0.49	$0.42	$0.97	$0.82

Diluted:
Net income applicable to common stock	$79,409	$66,235	$156,546	$128,210
on a diluted basis
Interest expense on trust preferred securities	1,963	1,963	3,926	3,926
	$81,372	$68,198	$160,472	$132,136

Average common shares outstanding	162,287	155,960	161,547	155,144
Additional shares considered in diluted
computation assuming:
Exercise of stock options	7,333	8,978	7,595	9,061
Conversion of trust preferred securities	7,582	7,582	7,582	7,582

Average common and common equivalent
shares outstanding	177,202	172,520	176,724	171,787

Net income per common and common
equivalent share	$0.46	$0.40	$0.91	$0.77

Restated for the March 2005 stock split